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                                                                  EXHIBIT 10.9.7


                                     LEASE

     THIS LEASE AGREEMENT (hereinafter designated this "Lease" or the "Lease") is entered into as of the 7th day of January, 1993, in multiple copies, between New England Mutual Life Insurance Company (herein designated as "Landlord") and Press Pass, L.P., a Texas limited partnership (herein designated as "Tenant").

DEFINITIONS AND BASIC    1.   The definitions and basic provisions set forth in
PROVISIONS                    the Basic Lease Information (the "Basic Lease
                              Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes and shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease.

LEASE GRANT              2.   Landlord, in consideration of the covenants and
                              agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Demised Premises, as defined in the Basic Lease
                              Information and generally outlined on the plan attached hereto as Exhibit "A," commencing on the Commencement Date (as defined in the Basic Lease
                              Information) and ending on the last day of the lease term, unless sooner terminated as herein provided. If this Lease is executed before the premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the Demised Premises holds over and Landlord cannot acquire possession of the Demised
                              Premises prior to the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises on such date as Landlord is able to tender the same, which date shall be deemed to be the Commencement Date of this Lease for all purposes, and this Lease shall continue for the lease term specified in the Basic
                              Lease Information. By occupying the Demised
                              Premises, Tenant shall be deemed to have accepted the same as suitable for the purposes herein intended and to have acknowledged that the same comply fully with Landlord's obligations, notwithstanding that certain "punch list" type items may not have been completed. In the event the term of this Lease commences on a date other than the Commencement Date, Landlord and Tenant will, at the request of either, execute a declaration specifying the beginning date of the term of this Lease, and Tenant's obligations to pay rent and other sums to Landlord hereunder shall begin on such revised Commencement Date.
                              Notwithstanding anything to the contrary contained in the Lease, neither Landlord nor Tenant shall have the right to remeasure the current Demised
                              Premises, being Suite 420 of the Building.

BASIC RENTAL             3.   In consideration of this Lease, Tenant promises
                              and agrees to pay Landlord the Basic Rental defined in the Basic Lease Information (subject to adjustment as hereinafter provided), without deduction or set-off, for each month of the entire lease term. One such monthly installment shall be payable by Tenant to Landlord contemporaneously with the execution of this Lease, and a like monthly installment shall be due and payable without demand beginning on the first day of the calendar month following the expiration of the first full calendar month of the lease term and on or before the first day of each succeeding calendar month thereafter during the term hereof.
                              Rent for any fractional month at the beginning of the lease term shall be prorated based on one three hundred sixty-fifth (1/365) of the current annual Basic Rental for each day of the partial month this Lease is in effect, and shall be due and payable on or before the date on which Tenant certifies that it has accepted the Demised
                              Premises pursuant to paragraph 2 hereof. In the event any installment of the Basic Rental and any other sums which become owing by Tenant to Landlord under the provisions hereof are not received within ten (10) days after the due date thereof (without in any way implying Landlord's consent to such late payment). Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the Basic Rental and any other sums owed, a late payment charge as determined pursuant to paragraph 24 hereof.


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SECURITY DEPOSIT          4.  The Security Deposit (as defined in the Basic
                              Lease Information) shall be payable by Tenant to Landlord contemporaneously with the execution of this Lease, and shall be held by Landlord without liability for interest as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. It is expressly understood that such deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this Lease. If Landlord transfers its interest in the Demised Premises during the Lease term, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

COST AND ESCALATION       5.  OPERATING COSTS AND TAXES. (1) On or before
PROVISIONS                    January 1 of each year after the Commencement
                              Date, Landlord shall estimate the Operating Costs and Taxes, as hereinafter defined, for the ensuing year, per rentable square foot of space in the Building, as determined by dividing Landlord's estimate of Operating Costs and Taxes by the number of rentable square feet of space in the Building (as specified in the Basic Lease
                              Information). In addition to Tenant's obligations to pay the Basic Rental and other sums hereunder, Tenant shall pay to Landlord without deduction or set-off (except as hereinafter provided) on each date a payment of Basic Rental is due, one-twelfth
                              (1/12) of the amount by which the aforesaid estimate of per square foot Operating Costs and Taxes exceeds Tenant's share of the cost, on a per rentable square foot basis, of the actual
                              Operating Costs and Taxes incurred by Landlord for calendar year 1993, multiplied times the number of rentable square feet in the Demised Premises (as specified in the Basic Lease Information).
                              Landlord reserves the right to adjust the estimate at any time during the year if actual Operating
                              Costs and Taxes are substantially different from the earlier estimate, and thereafter, the payments by Tenant pursuant to this paragraph shall be adjusted accordingly.

                              (2) Within ninety (90) days after the expiration of each calendar year, Landlord shall furnish Tenant with a statement of the actual Operating Costs and Taxes of the Building. In the event the sum of the payments made by Tenant during the preceding calendar year pursuant to subparagraph
                              (a) above exceeds the amounts which Tenant would have been obligated to pay if the actual Operating Costs and Taxes for such year were used in lieu of Landlord's estimates thereof in calculating Tenant's payments under subparagraph (a) above, the difference shall be credited by Landlord to Tenant's account against the next payments owed by Tenant, under the provisions of this paragraph. In the event the sum of payments made by Tenant during the preceding calendar year pursuant to subparagraph (a) above is less than the amount which Tenant would have been obligated to pay if the actual Operating Costs and Taxes for such year were used in lieu of Landlord's estimates thereof in calculating Tenant's payments under subparagraph (a) above, Tenant shall pay the amount of such difference to Landlord in cash within thirty (30) days after receipt of a demand by Landlord accompanied by a statement of the actual Operating Costs and Taxes for such year.

                              (3) For purposes of this paragraph 5, Operating Costs and Taxes shall mean and include the total cost and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and the land situated beneath the Building including, without limitation, (i) the cost of water, electricity, sewage treatment, gas, heating, mechanical, ventilating, escalator and elevator systems and the cost of supplies and equipment
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                              and maintenance and service contracts in
                              connection herewith: (ii) the cost of repairs and general maintenance cleaning, (iii) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake and other insurance; (iv) wages, salaries and other labor costs, including taxes, insurance, retirement, medical and other employee benefits;
                              (v) fees, charges and other costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Landlord or reasonably charged by Landlord if Landlord performs management services in connection with the Building; (vi) the cost of supplying, replacing and cleaning employee uniforms; (vii) the fair market rental value of Landlord's and the property manager's offices in the Building; (viii) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving device or to effect other economics in the operation or maintenance of the Building, or made to the Building after the date of this Lease, that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction thereof were obtained, such costs to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of ten percent (10%) per annum of such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements;
                              (ix) the cost of replacing any capital item capable of being amortized pursuant to generally accepted accounting principles which replacement results in economics in the operation or maintenance of the Building, which costs may be amortized over such reasonable period as Landlord may determine and so charged to Operating Costs and Taxes, but not in an amount in any calendar year greater than the actual cost saving in that year; (x) real estate taxes and assessments for betterments and improvements, levied against the Building or the land situated beneath the Building (except taxes to be paid by Tenant pursuant to paragraph 20 hereof); (xi) any other expenses or any other kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Building or the land situated beneath the Building, provided that such expenses are comparable to the expenses incurred by landlords of comparable buildings in the north Dallas suburban area. Operating Costs and Taxes shall be adjusted to reflect full occupancy of the Building during any period in which the Building is not fully occupied; and (xii) Electricity Costs.

USE                     6.    The Demised Premises shall be used and occupied by
                              Tenant only for the Permitted Use, as defined in the Basic Lease Information. Tenant shall not occupy or use, or permit to be occupied or used, any portion of the Demised Premises for any other purpose, or for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or its contents, and in the event that there shall be any increase in the rate of insurance on the Building or its contents, as a result of Tenant's acts or conduct of business, then such acts shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay the amount of such increase on demand, and acceptance of such payment shall not constitute Landlord's waiver of such default or Tenant or of any of Landlord's rights or remedies hereunder. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants, or Landlord in the management of the Building, Tenant will maintain the Demised Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to the use, condition or occupancy of the Demised
                              Premises.

LANDLORD'S              7.    a. Landlord agrees that so long as Tenant is
OBLIGATION                    occupying the Demised Premises and is not in
                              default under this Lease, Landlord will furnish facilities to provide (1) water (hot and cold) at those points of supply provided for general use by tenants of the Building; (2) heated and

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                              refrigerated air conditioning in season, from 7:00
                              a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturdays, except on holidays, and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard, such service at other times on Saturday and on Sunday and holidays to be furnished only at the written request of Tenant, who shall bear the entire cost thereof; (3) janitorial service to the premises and common areas on weekdays other than holidays and such window washings as may from time to time in Landlord's judgment be reasonably required; (4) operatorless passenger elevators for ingress and egress to the floor on which the Leased Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours for the Building and on holidays; and (5) replacement of Building standard light bulbs and fluorescent tubes. In addition, Landlord agrees at its cost and expense to maintain the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant shall desire any of the services specified in this Paragraph 4 at any time other than times herein designated, such service or services shall be supplied to Tenant only at the written request of Tenant, delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord (in addition to all other sums payable to Landlord hereunder) the cost of such service or services within ten (10) days of Tenant's receipt of a bill therefore.

                              b.   Landlord shall make available to Tenant
                              facilities to provide all electrical current required by Tenant in its use and occupancy of the Demised Premises and further shall make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard. In the event Tenant's use of electrical current (a) exceeds 110 volt power, or (b) exceeds that required for routine lighting and operation of general office machines which use 110 volt electrical power (such as typewriters, dictating equipment, desk model adding machines and the like), then Tenant shall pay on demand the cost of providing such excess. Without Landlord's prior written consent, Tenant shall not install in the Leased Premises any data processing, computer equipment or any other equipment which it shall require for its operation other than the normal electrical current or other utility service. Whenever heat-generating machines or equipment (other than general office machines as described hereinbefore) which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility are used in the Demised Premises by Tenant, Landlord shall have the right to install supplemental air conditioning units or other supplemental equipment in the Demised Premises, and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord on demand. The obligation of Landlord hereunder to make available such utilities shall be subject to the rules and regulations of the supplier of such utilities and of any municipal or other governmental authority regulating the business of providing such utility service. Landlord shall not be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available or is no longer suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installations. Any riser or risers or wiring to meet Tenant's excess electrical requirements will be installed by Landlord at the sole cost and expense of Tenant (if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants).

                              c. Failure to any extent to make available, or any slow-down,



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                              stoppage or interruption of, these defined
                              services resulting from any cause (including, but not limited to, Landlord's compliance with (1) any voluntary or similar governmental or business guideline now or hereafter published or (2) any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the building) shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Notwithstanding anything to the contrary contained in this paragraph 7 or elsewhere in the Lease, in the event that the Demised Premises are rendered untenantable due to a failure to provide or interruption of services, for any reason whatsoever, Tenant shall be entitled to an equitable abatement of rent after five (5) days, retroactive to the third (3rd) day of such untenantability, such equitable abatement of rent to continue until such services are restored, but in the event such services are not restored within ninety (90) consecutive days of such untenantability, Tenant shall have the right to terminate this Lease upon written notice to Landlord within ten (10) days after the expiration of such ninety (90) day period. In the event the Lease is terminated pursuant to the aforementioned sentence, all of Landlord's and Tenant's obligations pursuant to the Lease shall cease, except for those matters which expressly survive the expiration or earlier termination of Lease.

TENANT'S REPAIRS AND     8.   Tenant agrees to keep the Demised Premises,
ALTERATIONS                   including all fixtures installed by Tenant and any
                              interior plate glass and special store fronts, in good condition and make all necessary non-structural repairs except those covered by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. Tenant will not in any manner defease, damage or injure the building, and will pay the cost of repairing any damage or injury done to the Building or any part thereof, including without limitation, structural damages, by Tenant or Tenant's agents, employees, licensees and invitees. Tenant will not make or allow to be made any alterations or physical additions in or to the Demised Premises, including without limitation, painting, installing lighting, decorations, signs, window or door lettering or advertising media of any type on or about any portion of the Demised
                              Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. The performance by Tenant of its obligations to maintain and make repairs shall be conducted only by contractors and subcontractors reasonably approved in writing by Landlord, it being understood that Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may reasonably require in connection with any such maintenance and repair.
                              If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may at its option make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof. At the end or other termination of this Lease, Tenant shall deliver up the Demised Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Demised
                              Premises. All alterations, additions or
                              improvements (whether temporary or permanent in character) made in or upon the Demised Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Demised Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord,



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                              become the property of Landlord. All such
                              installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the Demised Premises or the primary structure or structural qualities of the building or the plumbing, electrical lines or other utilities.

INDEMNITY                9.   Landlord shall not be liable for and Tenant will
                              indemnify and save harmless Landlord from any and all fines, suits, claims, demands, losses and actions of any kind (including attorney's fees) for any injury to person or damage to or loss of property on or about the premises caused by the negligence, misconduct or any breach, violation or nonperformance of any covenant hereof on the part of Tenant, its employees, agents, subtenants, licensees, invitees or by any other person entering the premises or the Building under expressed or implied invitation of Tenant, or arising out of Tenant's use of the premises.
                              Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or other matter beyond the reasonable control of Landlord, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building (except in the event of Landlord's or its agent's gross negligence in which event Landlord shall be liable to Tenant to the extent of any property damages or bodily injuries), or failure to make repairs, or from any cause whatever except
                              Landlord's gross negligence or willful wrong.

ASSIGNMENT AND          10.   a. Tenant shall not, without the prior written
SUBLETTING                    consent of Landlord, not to be reasonably withheld
                              or delayed, (1) assign or in any manner transfer this Lease or any estate or interest therein; (2) permit any assignment of this Lease or any estate or interest therein by operation of law; (3) sublet the Demised Premises or any part thereof;
                              (4) grant any license, concession or other right of occupancy of any portion of the Demised
                              Premises; or (5) permit the use of the Demised
                              Premises by any parties other than Tenant, its agents and employees and any such acts without Landlord's prior written consent shall be void and of no effect. Landlord agrees to consent to any assignment by Tenant to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets or otherwise, or to any assignment or subletting to a corporation which is an affiliate of Tenant. Tenant shall not assign this lease or sublet all or any portion of the Demised Premises for any monthly rental which is, or could become, less than the Basic Rental from time to time due hereunder, and any such act shall be void and of no effect. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease. If an event of default, as hereinafter defined should occur while the Demised
                              Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any such sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent or additional payments from any assignee, sublessee or occupant of the Demised Premises shall not be deemed a waiver of the covenant in this lease contained against assignment and subletting or a release of Tenant under this Lease. The receipt by Landlord from any such assignee or sublessee obligated to make payments of rent or additional payments shall be a full and complete release, discharge


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                              and acquittance to such assignee or sublessee to
                              the extent of any amount so paid to Landlord. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft or other instrument payable to Tenant evidencing payment of rent or additional payments, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof. Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Demised Premises.

                              b. If Tenant requests Landlord's consent to an assignment of the Lease or subletting of all or a part of the Demised Premises, it shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, evidence reasonably satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Demised Premises (or any sublet portion thereof) for the remainder of the lease term (or for the entire term of the sublease ,if shorter). Landlord shall have the option (to be exercised within thirty [30] days from submission of Tenant's written request) to cancel this Lease (or the applicable portion thereof as to a partial subletting) as of the Commencement Date stated in the above-mentioned subletting or assignment. If Landlord elects to cancel this Lease as stated, then the terms of this Lease, and the tenancy and occupancy of the Demised Premises by Tenant thereunder, shall cease, terminate, expire and come to an end with respect to that portion of the Demised Premises so assigned or sublet as if the cancellation date were the original termination date of this Lease and Tenant shall pay to Landlord all costs or charges which are the responsibility of Tenant hereunder with respect to that portion of the Demised Premises so assigned or sublet. Thereafter, Landlord may lease the Demised Premises or any other portion of the building to the prospective subtenant or assignee without liability to Tenant. If Landlord does not thus cancel this Lease, the terms and provisions of paragraph "a" hereof will apply.

                              c. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided, and subsequently any rents received by tenant under any such sublease are in excess of the rent payable by Tenant under this Lease, or any additional consideration is paid to Tenant by the assignee under such assignment, then Landlord may, at its option, either (i) declare such excess rents under any sublease or any additional considerations for an assignment to be due and payable by Tenant to Landlord as additional rent hereunder, or (ii) elect to cancel this Lease as provided in paragraph "b" hereof.

                              d. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

INSPECTION               11.  Upon reasonable prior notice, except in the case
                              of an emergency or cleaning of the Demised
                              Premises where no notice is required, Landlord, or its agents and representatives, shall have the right to enter into and upon any and all parts of the Demised Premises at all reasonable hours (or, if any emergency, at any hour) to inspect same or make repairs, alternations or additions as Landlord may deem necessary, or during business hours to show the Demised Premises to prospective tenants during only the last ninety (90) days of the term, to purchasers or lenders, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

SUBORDINATION            12.  This Lease and all rights of Tenant hereunder are
                              subject and subordinate to (i) any and all ground leases or underlying leases that now or hereafter affect any portion of the Demised Premises, the Building or the land situated beneath the Building; (ii) any and all deeds of trust, mortgages and other instruments of security that now or hereafter affect any portion of the aforesaid leases, the Demised Premises, the Building or the land situated beneath the Building; and (iii) any and all increases, renewals, modifications, consolidations, replacements and extensions of any such leases, deeds of trust, mortgages or instruments of security, and all advances made on the security of the foregoing. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant, without expense to Landlord, shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the generality of the foregoing provisions of this paragraph, Tenant agrees that any lessor or mortgagee described in this paragraph shall have the right at any time to subordinate any such ground leases, underlying leases, deeds of trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such lessor or mortgagee may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the Building pursuant to any such deeds of trust, mortgages or other instruments of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease, which covenant shall survive any such foreclosures sale or trustee's sale. Tenant shall, upon demand at any time or times, before or after any such foreclosure sale or trustee's sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably authorizes Landlord's mortgagee to execute, acknowledge and deliver any such instruments and certificates on Tenant's behalf.

LEASEHOLD IMPROVEMENTS   13.  In preparing the Demised Premises for occupancy
                              by Tenant, Landlord shall be required to bear certain expenses of installing the items indicated on Exhibit "C" attached hereto, only to the extent indicated on said Exhibit "C". All installations, additions and improvements to the Demised Premises in excess thereof shall be installed at the sole cost and expense of Tenant
                              (which shall be payable on Landlord's demand), but only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, such work to be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain and shall cause such contractors, subcontractors and other persons engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with the installation of such improvements.
                              Landlord has made no representations as to the conditions of the Demised Premises or the building, or to remodel, repair or decorate, except as expressly set forth herein.

MECHANICS' LIEN          14.  Tenant will not permit any mechanic's lien or
                              liens to be placed upon the Demised Premises or the Building during the lease term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same. If default in the payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on demand accompanied by a bill therefor.

SUBROGATION              15.  Each party hereto hereby waives any cause of
                              action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Building, the Demised Premises, Landlord's or
                              Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured, it being understood and agreed that this provision is cumulative of paragraph 8 hereof. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

LIABILITY INSURANCE      16.  Tenant shall procure and maintain throughout the
                              lease term a policy or policies of insurance at its sole cost and expense and in amounts of not less than a combined single limit of $1,000,000 or such other amounts as Landlord may from time to time require, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the premises. Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify at least thirty
                              (30) days prior to cancellation or material change of any such insurance.

CONDEMNATION             17.  If the whole or any substantial part of the
                              Demised Premises or if the Building or any portion thereof which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Demised Premises shall occur. In the event this Lease is not terminated, the rent for any portion of the Demised Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Demised Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

FIRE & OTHER CASUALTY    18.  In the event that the Building or the Demised
                              Premises is totally destroyed by fire, tornado or other casualty, or is damaged to the extent that rebuilding or repairs cannot in Landlord's reasonable estimation be completed within two hundred forty (240) days, as to the Building, and ninety (90) days, as to the Demised Premises, after the date of such damage, either Tenant or Landlord may, at its option, terminate this Lease, in which event the rent shall be abated during the unexpired portion of this Lease, effective with the date of occurrence of such damage. In the event the Building or the Demised Premises is damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can in the Landlord's estimation be completed within two hundred forty
                              (240) days, as to the Building, and ninety (90) days, as to the Demised Premises, after the date of such damage, this Lease shall not terminate and Landlord shall, within thirty (30) days after the date of such damage, commence to rebuild or repair the Building and/or the Demised Premises and shall proceed with reasonable diligence to restore the Building and/or the Demised Premises to substantially the condition which existed immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or the Demised
                              Premises. Landlord shall allow Tenant a fair diminution of rent during the time the Demised
                              Premises are
                              unfit for occupancy. In the event any mortgagee under a deed of trust, mortgage or instrument of security on any portion of any ground lease or underlying lease, the Building, or the land situated beneath the Building should require that the insurance proceeds be used to retire the debt secured by such document, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice by Landlord to Tenant.
                              Except as provided herein, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Demised Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

HOLDING OVER              19. In the event of any holding over by tenant after
                              the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing such holding over shall constitute and be construed as a tenancy at will, subject to termination by Landlord at any time, or by Tenant at any time upon at least thirty (30) days' advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that the daily rent payable by Tenant shall be equal to the daily rent in effect for the last month of the term of this Lease, plus 50% of such amount. The inclusion of the preceding sentence herein shall not be construed as Landlord's consent for the Tenant to hold over.

TAXES ON TENANT'S         20. Tenant shall be liable for all taxes levied or
PROPERTY assessed against personal property, furniture, improvements, additions or fixtures placed by Tenant in the Demised Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Demised Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

EVENTS OF DEFAULT         21. The following events shall be deemed to be events
                              of default by Tenant under this Lease:

                              a. Tenant shall fail to pay any installment of rent herein provided for, or any other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant in connection with space in the Building), and such failure shall continue for a period of five (5) days from the due date, provided that no such failure shall be deemed an event of default until Landlord has provided Tenant two (2) written notices of default in any twelve (12) month period;

                              b. Tenant shall fail to comply with any term, provision or covenant of this Lease (or any other lease now or hereafter executed by Tenant in connection with space in the building), other than the payment of rent or other sums payable by Tenant, and shall not cure such failure within twenty (20) days after written notice thereof from Landlord to Tenant;

                              c. Tenant or any guarantors of Tenant's
                              obligations hereunder shall make an assignment for the benefit of creditors;

                              d. Tenant or any guarantors of Tenant's
                              obligations hereunder file a petition under any section or chapter of the Bankruptcy Act of 1978.11 U.S.C. Section Mark 101 et seq., as amended, or under any similar law or statute of the United States and/or any State thereof or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder;

                              e. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantors of Tenant's obligations hereunder and such receivership shall not be terminated or stayed within thirty (30) days; or

                              f. Tenant shall desert or vacate any substantial portion of the Demised Premises for a period of thirty (30) days or more without

                              Landlord's prior written approval.

REMEDIES                 22.  Upon the occurrence of any event of default by
                              Tenant, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                              a. Terminate this Lease in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to so do, Landlord may, without prejudice to any other remedy which it may have for possession of the Demised Premises or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Tenant agrees to pay Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise.

                              b. Enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Landlord elects, relet the Demised Premises and receive the rent therefor; and Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting.

                              c. Enter upon the Demised Premises without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under this Lease; and Tenant agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

                                   No re-entry or taking possession of the
                              Demised Premises by Landlord shall be construed as or deemed as an election by Landlord to terminate this Lease, unless a written notice of such intention signed by Landlord and addressed to Tenant be delivered to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit if any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained and no failure to give notice thereof shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Demised Premises and the loss of rental for the remainder of the lease term. Forbearance by Landlord to enforce one or more of the remedies provided in this paragraph, paragraph 24, or anywhere else in this Lease, or at law, upon an event of default shall not be deemed or construed to constitute a waiver of such default or remedies.

SURRENDER OF             23.  No act or thing done by the Landlord or its agents
PREMISES                      during the term hereby granted shall be deemed an
                              acceptance of a surrender of the Demised Premises, and no agreement to accept a surrender of the Demised Premises shall be valid unless the same be made in writing and signed by Landlord, and addressed to Tenant.

ATTORNEY'S FEES AND      24.  Should it become necessary for either party,
INTEREST ON PAST DUE          because of a default hereunder, to bring any SUMS
SUMS                          action under this Lease or to consult or place
                              said Lease with an attorney concerning or for the enforcement of any of such party's rights hereunder, the non-prevailing party agrees to pay the prevailing party's reasonable attorney's fees.
                              All installments of Basic Rental and other sums due to Landlord hereunder not paid by Tenant when due pursuant to the provisions hereof shall bear interest from the due date until paid, at the rate
                              (the "Rate") of 5% per annum above the per annum prime commercial lending rate from time to time announced by Texas Commerce Bank-Dallas, N.A., or its successors. In the event Texas Commerce
                              Bank-Dallas, N.A., or its successors cease to announce a prime commercial lending rate, or such figure is otherwise indeterminable, then the Rate shall be 10% per annum above the per annum rate from time to time in effect which the Federal
                              Reserve Bank of the Federal Reserve District which includes Dallas, Texas, charges for advances to member banks. In the event the Rate would otherwise exceed the maximum legal rate of interest which Tenant could be charged, the Rate shall be said maximum legal rate for all such periods of time. Said late payment charge shall constitute liquidated damages and shall be for the purpose of reimbursing Landlord for the additional costs and expenses which Landlord and Tenant presently expect Landlord to incur in connection with the handling and processing of late installment payments of the Basic Rental and such other sums which become owing by Tenant to Landlord hereunder. Landlord and Tenant expressly covenant and agree that in the event of any such late payment(s) by Tenant, the damages so resulting to Landlord would be difficult to ascertain precisely, and that the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages.

QUIET ENJOYMENT          26.  Provided Tenant is not in default (beyond any
                              period given Tenant to cure such default) in the performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be performed, including the payment of rent or additional payments, Tenant shall peaceably and quietly hold and enjoy the Demised Premises during the term hereof and any extensions thereof, free from interference or disturbance by Landlord and other persons subject to the terms and conditions of this Lease; provided, however, Landlord shall not be liable for any such interference or disturbance by other persons, nor shall Tenant be released from any of its obligations pursuant to this Lease because of such interference or disturbance.

NOTICES                  27.  Each provision of this Lease or of any applicable
                              governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

                              a. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith; and

                              b.   Any notice or document required to be
                              delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the respective addresses set forth in the Basic Lease Information, or at such other address as has been theretofore specified by written notice delivered in accordance herewith.

FORCE MAJEURE            28.  Whenever a period of time is herein prescribed for
                              action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the control of Landlord.

SEPARABILITY             29.  If any clause or provision of this Lease is
                              illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that, in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

AMENDMENTS; BINDING      30.  This Lease may not be altered, changed or amended,
EFFECT                        except by an instrument in writing signed by both
                              parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto, and upon their respective heirs, successors in interest, legal representatives and permitted assigns, except as otherwise herein expressly provided.

RULES AND                 31. Tenant and Tenant's employees, agents, licensees,
REGULATIONS                   employees and invitees will comply fully with all
                              requirements of the rules of the Building attached hereto as Exhibit "B" and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations, to amend them or to promulgate other rules and regulations in such manner as Landlord shall deem advisable for the safety, care and cleanliness of the Building and related facilities, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for compliance with such rules and regulations by the employees, agents, licensees, visitors and invitees of Tenant.

SUBSTITUTION OF SPACE     32. At any time after the initial twelve (12) month
                              term of this Lease, Landlord may substitute for the Demised Premises other premises in the Building (the "New Premises") in which event the New Premises shall be deemed to be the Demised Premises for all purposes hereunder, provided;

                              a. The New Premises shall be approximately 2,500 or greater rentable square feet and shall be similar in appropriateness for Tenant's purposes;

                              b. Any such substitution shall be effected for the purpose of accommodating a tenant that will occupy all or a substantial portion of the floor on which the Demised Premises are located; and

                              c. If, at the time of any such substitution, Tenant is occupying the Demised Premises or has borne costs for work which will have to be redone as a result of the relocation, Landlord shall pay the expense in excess of the amounts Landlord would have paid if Landlord had not made its election to substitute the New Premises under this paragraph; of any architectural plans required to design such New Premises; of moving Tenant, its property and equipment from the Demised Premises to the New Premises; and of completing the New Premises with improvements at least equal to those located in the Demised Premises.

EXHIBITS AND              33. All exhibits, attachments, riders and addenda
ATTACHMENTS                   referred to in this Lease are incorporated in
                              this Lease and made a part hereof for all intents and purposes.

                              Exhibit A - Outline of Demised Premises
                              Exhibit B - Building Rules and Regulations
                              Exhibit C - Tenant Improvements
                              Exhibit D - Parking Agreement
                              Exhibit E - Extension Option

GENDER                    34. Words of any gender used in this Lease shall be
                              held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context requires otherwise.

CAPTIONS                  35. The captions contained in this Lease are for
                              convenience of reference only and in no way limit or enlarge the terms and conditions of this Lease.

PREPAYMENTS               36. Tenant shall have no right to make any payment of
                              rent or nay other payments to Landlord hereunder more than thirty (30) days in advance of the date such sums are due to Landlord.

TENANT'S REMEDIES         37. In the event Landlord defaults in the performance
                              of any of its obligations to Tenant hereunder, or breaches any warranty or representation, express or implied, to Tenant in connection with this Lease or the Demised Premises, Tenant shall have no right of set-off against payments due to Landlord hereunder and shall have no right to terminate this Lease, and Tenant hereby waives such remedies and Tenant's sole remedy shall be to bring suit against Landlord for damages. Landlord shall have no personal liability to Tenant for any such default or breach by Landlord, and Tenant specifically agrees to look solely to Landlord's interest in the Building and the land situated thereunder for payment of any damages suffered by Tenant. Pending resolution of any controversy hereunder, Tenant shall continue to pay to Landlord all sums which are and become due to Landlord hereunder, without deduction or set-off.

CHANGE OF BUILDING     38. Landlord reserves the right at any time to change
NAME                       the name by which the Building is designated.

ESTOPPEL CERTIFICATES  39. Tenant agrees to furnish from time to time, when requested by Landlord, the holder of any deed of trust, mortgage or other instrument of security, or by the lessor under any ground lease or underlying lease covering all or any part of the Building or the improvements therein or the land situated beneath the Building, or any interest of Landlord thereto, a certificate signed by Tenant confirming and containing such factual certifications and representations, to the current actual knowledge of Tenant, deemed appropriate by the party requesting such certificate, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten-day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

JOINT AND SEVERAL     40.  If there is more than one Tenant, the obligations
LIABILITY                  hereunder imposed upon Tenant shall be joint and
                           several. If there is a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waiver hereof or failure to give such guarantor any notices hereunder.

CERTAIN RIGHTS        41.  Landlord shall have the following rights,
RESERVED BY                exercisable without notice and without liability to
LANDLORD                   Tenant for damage or injury to property, persons or
                           business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim or set-off or abatement of rent:

                           a. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Demised Premises, after reasonable prior notice to Tenant, and, during the continuance of any such work, to temporarily close doors, entry ways, public space and corridors in the building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building, so long as the Demised Premises are reasonably accessible.

                           b. To have and retain a paramount title to the Demised Premises free and clear of any act of Tenant purporting to burden or encumber them.

                           c. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

                           d. To prohibit the placing of vending or dispensing machines of any kind in or about the Demised Premises without the prior written permission of Landlord.

                           e. To have access for Landlord and other tenants of the Building to any mail chutes located on the Demised Premises according to the rules of the United States Postal Service.

                                   f. To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

NOTICE TO LENDER               42. If the Demised Premises or the Building or
                                   any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then the Tenant shall not take any action to terminate this Lease or abate rentals for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

LOSS OR THEFT                  43. Landlord shall not be responsible in any
                                   manner to Tenant, its agents, employees, licensees or invitees for any property lost or stolen from the Demised Premises or any other portion of the Building, the Building's garage or the land situated beneath the Building.

PARKING                        44. Landlord may make, modify and enforce rules
                                   and regulations relating to the parking of automobiles in the parking garage adjacent to the Building, and Tenant agrees to abide by such rules and regulations. Tenant shall have the right to use the parking garage adjacent to the Building in accordance with said rules and regulations and the provisions of Exhibit "D" attached hereto.

MISCELLANEOUS                  45. a. Any approval by Landlord or Landlord's
                                   architects and/or engineers of any of
                                   Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Demised Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Demised Premises in accordance with such drawings, plans and specifications.

                                   b. Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

                                   c. There shall be no merger of this Lease or the leasehold estate hereby created with the fee estate in the Demised Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the leasehold premises or any interest in such fee estate.

                                   d. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Demised Premises, the Building or the land except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

                                   e. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease and deliver the same to Tenant.

                                   Dated as of the date first above written.

TENANT:                            LANDLORD:

PRESS PASS, L.P.,                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
a Texas limited partnership

By: /s/ Victor H. Shaffer  ,       By: Copley Real Estate Advisors, Inc.
    -----------------------            asset manager and advisor
        General Partner                hereunto duly authorized

By:    Victor H. Shaffer           By: /s/ James D. Flynn
    -----------------------            ---------------------------------
                                           its duly authorized agent
Title:     President                   JAMES D. FLYNN
       --------------------            MANAGING DIRECTOR

                            FIRST AMENDMENT OF LEASE

     This First Amendment of Lease (the "First Amendment") is entered into this 16th day of March, 1994, to be effective as of January 14, 1994 (the "Effective Date") by and between New England Mutual Life Insurance Company ("Landlord") and Press Pass, L.P., a Texas limited partnership ("Tenant").

                                   WITNESSETH

     WHEREAS, on January 7, 1993, Landlord and Tenant entered into that certain Lease ("Lease") for premises consisting of 2,500 rentable square feet on the fourth (4th) floor, Suite 420 ("Demised Premises") of the building located at 14800 Quorum Drive, Dallas, Texas ("Building"), which by this reference the Lease is incorporated herein for all purposes.

     WHEREAS, Tenant desires to extend the Lease Term.

     NOW, THEREFORE, for in consideration of mutual terms and conditions expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Lease Term is hereby extended from January 14, 1994, through the period ending on January 14, 1996 ("Extended Term"). All references in the Lease to the Lease Term shall refer to the Extended Term expiring on January 14, 1996.

     2. Base Rental for the Demised Premises for the Extended Term shall equal $2,187.50 per month ($10.50 per annum, per rentable square foot of the Demised Premises) beginning on the Effective Date and ending on January 14, 1996. Section 5. A. of the Lease shall be amended to provide that Tenant shall pay any Operating Costs and Taxes in excess of 1994 actual Operating Costs and Taxes.

     3. Tenant accepts the Demised Premises for the Extended Term in the condition as exists on the date of this First Amendment, and Landlord shall have no obligation to repair, alter, or remodel the Demised Premises.
**See below**

     4. Exhibit E ("Extension Option") to the Lease shall be deleted in its entirety.

     5. All the remaining terms and conditions of the Lease shall be applicable to the Demised Premises.

     6. The Lease and this First Amendment shall be governed by all respects by the laws in the State of Texas.

** Regarding repair of common areas, facilities as well as structural pendages, all responsibilities as indicated in the previous contract remain in force.

          7. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to said terms in the Lease.

          8. The Lease, as amended herein, is hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the date first set forth above.

LANDLORD:

NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
By:  COPLEY REAL ESTATE ADVISORS, INC.,
     asset manager and agent

     By:       /s/ DANIEL J. COUGLIN
               ----------------------------
     Name:     Daniel J. Couglin
               ----------------------------
     Title:    Managing Director
               ----------------------------

TENANT:

PRESS PASS, L.P.,
a Texas limited partnership

     By:  Press Pass, Inc.,
          general partner

          By:  /s/ VICTOR H. SHAFFER
               ----------------------------
               Victor H. Shaffer, President

                           Second Amendment to Lease

         This Second Amendment to Lease made and entered into this 28th day of November, 1995 by and between CleveTrust Realty Investors, a Massachusetts trust, as "Lessor" and Press Pass., LP a Texas limited partnership, as "Lessee".

                                   WITNESSETH

         WHEREAS, Lessor leased certain premises in the 14800 Quorum, in the city of Dallas, State of Texas, to Lessee pursuant to that certain Lease dated January 7, 1993, and First Amendment of Lease dated March 16, 1994, hereinafter referred to as the "Lease", the premises being described as suite 420, consisting of approximately 2,500 sq. ft. and,

         WHEREAS, Lessee wishes to extend its lease term for an additional three years and Lessor is willing to accommodate Lessee in its request.

         NOW THEREFORE, in consideration of these presents and the agreements of each other, Lessor and Lessee agree that said Lease shall be and the same is hereby amended as of the 15th day of January, 1996 as follows:

         (1) The Basic Lease Information regarding tenant shall be ammended to reflect Press Pass., a general partnership. The Basic Lease Information regarding rentable square feet in Demised Premises shall be amended to read 4131 rentable square feet.

         (2) Section 1, The Lease Term shall be amended to reflect the Lease Term extended for an additional three years and 1/2 month making the expiration date of the Lease Agreement January 31, 1999.

         (3) Section 2, Basic rental outlined on the First Amendment Lease, Basic rental, shall be amended to reflect the Basic Rental to be in the amount of for the period January 15, 1996--January 31, 1996, the sum of
                 $1,872.50
             for the period February 1, 1996--January 31, 1997, the sum of
                 $3,745.00 per month
             for the period February 1, 1997--January 31, 1998, the sum of
                 $3,833.00 per month
             for the period February 1, 1998--January 31, 1999, the sum of
                 $3,920.00 per month

             The total monthly basic rent for January, 1996 shall be $1,872.50--
                 The period of 1/1/96 -- 1/14/96 having been paid with the December 95 payment.

         (4) Tenant and Landlord agree that Landlord shall perform tenant finish in connection with this Lease agreement, per the attached Exhibit A. Tenant is responsible for relocation of telephone and telephone board in order that Landlord may commence construction.

         (5) Section 45. Miscellaneous, shall be amended to include f. Notwithstanding anything to the contrary contained herein, Tenant acknowledges that Landlord makes no warranties either expressed or implied in connection with this Lease, including but not limited to, warranties of fitness for a particular purpose, or suitability of the Demised Premises.

         (6) Section 18 of the Lease titled "FIRE OR OTHER CASUALTY" shall be amended by deleting the 20th-24th lines which read "except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed by Tenant or other tenants within the building or the Demised" and replacing it with, "except that Landlord shall not be required to repair or replace any of Tenant's supplies, goods, personal property, furniture, fixtures or equipment which may have been placed by Tenant or other tenants within the building or the Demised".

         All other terms, covenants and conditions of the Lease remain in full force and effect except as heretofore set forth.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this instrument by proper persons thereunto duly authorized to do so on the day and year first hereinabove written.

         CleveTrust Realty Investors is a Massachusetts business trust which was organized to operate as a real estate investment trust and is governed by the terms of a Second Amended and Restated Declaration of Trust dated as of February 21, 1992. No obligation of the Trust is personally binding upon, nor shall resort be had to the private property of any other Trustees, shareholders, officers, employees or agents of the Trust, but the Trust property or a specific portion thereof only shall be bound.

LESSOR: CleveTrust Realty Investors
        a Massachusetts business trust

        By:                           Witnesses: /s/ PENNY MEANEY
           -------------------------             -------------------------
           /s/ BRIEN D. GRIESINGER               /s/ BARBARA O'BRIEN
           -------------------------             -------------------------
           Brian D. Griesinger, V. President

LESSEE: Press Pass., a general partnership

        By: /s/ ILENE HOLCOMB         Witnesses: /s/ MARLA ALCORN
           -------------------------             -------------------------
           CFO                                   /s/ PEDEO ARRIAGA
                                                 -------------------------